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                                                                    Exhibit 10.9

                                PLEDGE AGREEMENT


         AGREEMENT dated as of the 11th day of December, 2003, by and between _______________________, a limited partnership with an address of
_____________________, _______________, ______________ ______ ("Pledgor"), and
IMAGEMAX, INC., with offices at 455 Pennsylvania Avenue, Suite 200, Fort Washington, Pennsylvania 19034 ("Pledgee").

                              W I T N E S S E T H:

         WHEREAS, on even date herewith, Pledgor exercised a warrant for ___________________ shares of Common Stock Pledgee (the "Warrant") and delivered to Pledgee a non-recourse note in the principal amount of ____________________ ($__________)(the "Note"); and

         WHEREAS, as a condition precedent to exercising the Warrant, and as collateral security for the Note, Pledgee has required Pledgor to pledge such _________ shares of Common Stock (the "Pledged Shares"); and

         WHEREAS, as security for the prompt satisfaction of all of Pledgor's obligations, duties, liabilities and indebtedness (collectively, the "Obligations") under the Note, Pledgor has agreed to pledge the Pledged Shares.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties agree as follows:

         1. (a) As security for the full and prompt payment and satisfaction of the Obligations, Pledgor hereby assigns, pledges and grants to Pledgee a security interest in all of Pledgor's right, title and interest in and to the Pledged Shares. In connection therewith, at any time following the occurrence of an Event of Default, Pledgor will deliver to Pledgee Certificate No. ___ for the Pledged Shares, and stock powers duly executed in blank to be held by Pledgee, subject to the terms hereof.

                  (b) If Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Shares, any:

                           (i) Stock certificate, including, but without
limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

                           (ii) Option, warrant, or right, whether as an
addition to or in substitution or in exchange for any of the Pledged Shares, or otherwise;


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                           (iii) Dividend or distribution payable in property,
including securities issued by other than the issuer of any of the Pledged Shares; or

                           (iv) Debentures, bonds, promissory notes and other
instruments and documents representing or evidencing the Pledged Shares;

then Pledgor shall accept the same as Pledgee's agent, in trust for Pledgee, and shall deliver them to Pledgee concurrently with the delivery of the Pledged Shares in the exact form received with, as applicable, Pledgor's endorsement when necessary, or appropriate assignment or transfer stock powers duly executed in blank, to be held by Pledgee, subject to the terms hereof, as part of the Pledged Stock.

                  (c) At any time following the occurrence and continuance of an Event of Default (as defined in the Note), Pledgee, at its option, may have any or all of the Pledged Shares registered in its name or that of its nominee, and Pledgor hereby covenants that, upon Pledgee's request, Pledgor will cause the issuer of the Pledged Shares to effect such registration. Immediately and without further notice, upon the occurrence and continuance of an Event of Default, whether or not the Pledged Shares shall have been registered in the name of Pledgee or its nominee, Pledgee or its nominee shall have, with respect to the Pledged Shares, the right to exercise all voting rights as to all of the Pledged Shares, and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining to the Pledged Shares as if Pledgee were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Shares, and, in connection therewith, to deliver any of the Pledged Shares to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing other than as a result of Pledgee's willful misconduct or gross negligence.

                  (d) Unless an Event of Default shall have occurred and be continuing, Pledgor shall retain all voting rights with respect to the Pledged Shares and shall be entitled to receive for its own use cash dividends on the Pledged Shares paid out of earned surplus.

                  (e) Upon the occurrence and continuance of an Event of Default, Pledgee may, without demand of performance or other demand, advertisement, or notice of any kind to or upon Pledgor or any other person, all of which are, to the extent permitted by law, hereby expressly waived, forthwith realize upon the Pledged Shares or any part thereof, and may forthwith, or agree to, sell or otherwise dispose of and deliver the Pledged Shares or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Pledgee's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Pledged Shares purchase the shares constituting the Pledged Shares for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit or other risk, with the right to Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Shares free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released.


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         3. Pledgor represents and warrants that:

                  (a) It has, and has duly exercised, all requisite power and authority to enter into this Agreement, to pledge the Pledged Shares for the purposes described in paragraph 1(a), and to carry out the transactions contemplated by this Agreement;

                  (b) It is the legal and beneficial owner of all of the Pledged Shares;

                  (c) The Pledged Shares are owned by Pledgor free of any claim, pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for that granted hereunder;

                  (d) The execution and delivery of this Agreement, and the performance of its terms, will not violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation, applicable to Pledgor or any of his property; and

                  (e) Upon delivery of the Pledged Shares to Pledgee or its agent, this Agreement shall create a valid first lien upon and perfected security interest in the Pledged Shares and the proceeds thereof, subject to no prior security interest, lien, charge, hypothecation, or encumbrance of any kind, or agreement purporting to grant to any third party a security interest or lien in or against the property or assets of Pledgor which would include the Pledged Shares.

         4. (a) Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, it will not sell, convey, or otherwise dispose of any of the Pledged Shares or any interest therein, or create, incur, or permit to exist any claim, pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Shares or the proceeds thereof, other than that created hereby and will not do or suffer any act or failure to act which would impair the lien on or the value of the Pledged Shares.

                  (b) Pledgor warrants and will, at its own expense, preserve, defend and protect the Pledged Shares and Pledgee's right, title, special property and security interest in and to the Pledged Shares against the claims of any person, firm, corporation or other entity whatsoever.

         5. Pledgor will promptly deliver to Pledgee all written notices, and will promptly give Pledgee written notice of any other notices, received by him with respect to the Pledged Shares, and Pledgee will promptly give like notice to Pledgor of any such notices received by it or its nominee.


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         6. Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request to effect the purposes of this Agreement, including, without limitation, delivering to Pledgee upon the occurrence and continuance of an Event of Default irrevocable proxies with respect to the Pledged Shares in a form satisfactory to Pledgee. Until receipt thereof, this Agreement shall constitute Pledgor's proxy to Pledgee or its nominee to vote all shares of Pledged Shares then registered in Pledgor's name upon the occurrence and continuance of an Event of Default.

         7. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Shares while held hereunder, Pledgee shall have no duty or liability to take any action or to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Shares upon surrendering it or tendering surrender of it to Pledgor.

            (b) No course of dealing between Pledgor and Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of Pledgee hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) Upon the occurrence and continuance of an Event of Default, the rights and remedies provided herein are the sole and exclusive rights and remedies available to the Pledgee, without regard to other rights and remedies that would otherwise be available to the Pledgee in equity or at law. The rights provided to Pledgee under this Agreement constitute its sole recourse in the event of an Event of Default under the Note. Pledgee shall have no other recourse against Pledgor or any other assets of Pledgor.

            (d) Pledgor hereby agrees that Pledgee, at any time and without affecting its rights in the Pledged Shares and without notice to Pledgor, may grant any extensions, releases or other modifications of any kind respecting the Note, the Obligations and any collateral security therefor, and Pledgor hereby waives all notices in connection therewith.

            (e) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

            (f) Upon the occurrence and continuance of an Event of Default, Pledgor hereby irrevocably appoints Pledgee as his attorney-in-fact to execute, deliver and record, from time to time, any instruments or documents, including, but not limited to, assignment and transfer stock powers and other forms in connection with the Pledged Shares, which may be reasonably required for Pledgee to realize the benefits contemplated by this Agreement.


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            (g) Any notice required or permitted by this Agreement shall be effective if given in accordance with the provisions of the Note.

            (h) This Agreement shall inure to the benefit of, and shall be binding upon, the successors, heirs and assigns of the parties hereto.

            (i) This Agreement shall be construed in accordance with the substantive law of the Commonwealth of Pennsylvania without regard to principles of conflicts of laws.

            (j) The power of attorney granted herein shall not be construed in accordance with Section 5601 of Chapter 56 of Title 20 of the Pennsylvania Consolidated Statutes, as amended. Such power shall be exercised for the benefit of Pledgee and not for the benefit of Pledgor and, in acting under such powers, Pledgee shall have no fiduciary duty to Pledgor.

         8. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.


                                 __________________________________________



                                 IMAGEMAX, INC.


                                 By: /s/ David B. Walls
                                         --------------
                                         David B. Walls
                                         CFO